Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of May 5, 2006, to the Credit Agreement (as defined below), between XL CAPITAL LTD, a Cayman Islands exempted limited company, X.L. AMERICA, INC., a Delaware corporation, XL INSURANCE (BERMUDA) LTD, a Bermuda limited liability company, and XL RE LTD, a Bermuda limited liability company, each of the Lenders party to the Credit Agreement and JPMORGAN CHASE BANK, N.A. as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Obligors, the Lenders and the Administrative Agent are parties to a Five-Year Credit Agreement dated as of June 22, 2005 (the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by or on behalf of said Lenders to the Account Parties in an aggregate principal or face amount not exceeding $2,350,000,000. The Obligors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Effective as of the date hereof as provided in Section 5 of this Amendment No. 1, the Credit Agreement is hereby amended as follows:

2.01. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions (or, in the case of any of the following defined terms that are already defined in the Credit Agreement, by amending and restating in its entirety each such term to read as set forth below) in their proper respective alphabetical locations:

“SCA” means Security Capital Assurance Ltd, a Bermuda limited liability company.

“SCA IPO” means the issuance or sale of common shares of SCA to the public pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, in connection with an underwritten offering.

“Significant Subsidiary” means, at any time, each Subsidiary of XL Capital that, as of such time, meets the definition of a “significant subsidiary” under Regulation S-X of the SEC; provided, however, that for purposes of this Agreement, from and after the consummation of the SCA IPO, neither SCA nor any of its Subsidiaries shall be a “Significant Subsidiary” of XL Capital.

“Subsidiary” means, with respect to any Person (the “parent”), at any date, any corporation (or similar entity) of which a majority of the shares of outstanding capital stock normally entitled to vote for the election of directors (regardless of any contingency which does or may suspend or dilute the voting rights of such capital stock) is at such time owned directly or indirectly by the parent or one or more subsidiaries of the parent; provided, however, that for purposes of this Agreement, from and after the consummation of the SCA IPO, neither SCA nor any of its Subsidiaries shall be a “Subsidiary” of any Account Party. Unless otherwise specified, “Subsidiary” means a Subsidiary of an Account Party.

“XL Capital Group” means XL Capital Group as determined from time to time by A.M. Best & Co. (or its successor).

2.03. Section 6.09 of the Credit Agreement is hereby amended by inserting a new sentence at the end thereof to read as follows:

“Notwithstanding anything in this Section to the contrary, from and after the SCA IPO, no Account Party will issue any Letter of Credit, or renew or permit to renew any Letter of Credit existing as of the SCA IPO, or use the proceeds of any Loan, to support the obligations of, or otherwise primarily for the general corporate purposes of, SCA and its Subsidiaries”.

2.04. Section 7.08 of the Credit Agreement is hereby amended by inserting the word “Group” immediately after the reference in the first line thereof to “XL Capital”.

2.05. Section 10.04(c) of the Credit Agreement is hereby amended by inserting a new clause (iii) at the end thereof to read as follows:

“(iii) In the event that any Lender sells participations in a Loan or Commitment, such Lender, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a register on which it enters the name of all participants in the Loans and Commitments held by it (the “Participant Register”). The entries in the Participant Register shall be conclusive in the absence of manifest error, and the participating Lender shall treat each Person whose name is recorded in the Participant Register as the Participant for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary.”

Section 3. Waiver. Effective as of the date hereof as provided in Section 5 of this Amendment No. 1, the Lenders hereby agree that, notwithstanding anything in Section 7.02 of the Credit Agreement to the contrary, the issuance or sale of shares of SCA pursuant to the SCA IPO shall be permitted and shall not reduce the basket under Section 7.02(b) of the Credit Agreement available to the Account Parties and their respective Subsidiaries for the calendar year ending December 31, 2006.

Section 4. Representations and Warranties. Each Account Party hereby represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of such Account Party set forth in Article IV of the Credit Agreement are, on the date hereof, true and complete as if made on the date hereof (and after giving effect to this Amendment No. 1) and as if each reference in said Article IV to “this Agreement” includes reference to this Amendment No. 1 and (ii) both immediately before and after giving effect to the amendments under Section 2 hereof, no Default has occurred and is continuing.

Section 5. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 of this Amendment No. 1 and the waiver under Section 3 of this Amendment No. 1 shall become effective, as of the date hereof, upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 duly executed and delivered by each of the Obligors and the Required Lenders.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

XL CAPITAL LTD,

as an Account Party and a Guarantor

By:  /s/ Paul Dowden
Name:  Paul Dowden
Title: Senior Vice President and Chief Risk   Officer

X.L. AMERICA, INC.,
as an Account Party and a Guarantor

By_____/s/ Gabriel G. Carino____________
Name: Gabriel G. Carino
Title: Vice President

XL INSURANCE (BERMUDA) LTD,
as an Account Party and a Guarantor

By:  /s/ Christopher A. Coelho
Name:  Christopher A. Coelho
Title: Senior Vice President and Chief     Financial Officer

XL RE LTD,
as an Account Party and a Guarantor

By:  /s/ Andrew Turnbull
Name: Andrew Turnbull
Title: Senior Vice President

LENDERS

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent

By: /s/ Helen L. Newcomb
Name: Helen L. Newcomb
Title: Managing Director

CITIBANK, N.A.

By: /s/ Michael A. Taylor
Name: Michael A. Taylor
Title: Managing Director

BARCLAYS BANK PLC

By: /s/ Des Potter
Name: Des Potter
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Ruth Leung
Name: Ruth Leung
Title: Director

By: /s/ Richard Herder
Name: Richard Herder
Title: Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Joan Anderson
Name: Joan Anderson
Title: Director

CALYON NEW YORK BRANCH

By: /s/ Sebastian Rocco
Name: Sebastian Rocco
Title: Managing Director

By: /s/ Charles Kornberger
Name: Charles Kornberger
Title: Managing Director

KEYBANK NATIONAL ASSOCIATION

By: /s/ Mary K. Young
Name: Mary K. Young
Title: Senior Vice President

BANK OF AMERICA, N.A.

By: /s/ Debra Basler
Name: Debra Basler
Title: Senior Vice President

HSBC BANK USA

By: /s/ Daniel G. Serrao
Name: Daniel G. Serrao
Title: Senior Vice President

LLOYDS TSB BANK PLC, NEW YORK BRANCH

By: /s/ Jason Eperon
Name: Jason Eperon
Title: Assistant Vice President

By: /s/ Candi Obrentz
Name: Candi Obrentz
Title: Assistant Vice President

MERRILL LYNCH BANK USA

By: /s/ Frank Stepan
Name: Frank Stepan
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC

By: /s/ David Howes
Name: David Howes
Title: Vice President

WILLIAM STREET CREDIT CORPORATION

By:____/s/ Mark Walton______________________
Name: Mark Walton
Title: Assistant Vice President

BNP PARIBAS, NEW YORK BRANCH

By: /s/ Marguerite L. Lebon
Name: Marguerite L. Lebon
Title: Vice President

By: /s/ Laurent Vanderzyppe
Name: Laurent Vanderzyppe
Title: Managing Director

THE BANK OF NEW YORK

By: /s/ Lizanne T. Eberle
Name: Lizanne T. Eberle
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD.
NEW YORK BRANCH

By: /s/ Chimie T. Pemba
Name: Chimie T. Pemba
Title: Authorized Signatory

CREDIT SUISSE NEW YORK BRANCH

By: /s/ Jay Chall
Name: Jay Chall
Title: Director

By: /s/ James Neira
Name: James Neira
Title: Associate

ING BANK, N.V.

By: /s/ M E R Sharman
Name: M E R Sharman
Title: Managing Director

By: /s/ N J Marchant
Name: N J Marchant
Title: Director

MIZUHO CORPORATE BANK (USA)

By: /s/ Robert Gallagher
Name: Robert Gallagher
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Ziad W. Amra
Name: Ziad W. Amra
Title: Assistant Vice President